                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                  Date of Report (Date of earliest event reported)

                                  November 18, 1999


                              LARSCOM INCORPORATED
                        -------------------------------
             (Exact name of Registrant as specified in its charter)


                                   Delaware
                         ----------------------------
                 (State or other jurisdiction of incorporation)



            001-12491                                  94-2362692
      ---------------------               ------------------------------------
      (Commission File No.)               (IRS Employer Identification Number)


                              1845 McCandless Drive
                           Milpitas, California 95035
                          ----------------------------
                    (Address of principal executive offices)


                                 (408) 941-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS

        The purpose of this Form 8-K is to file a press release issued by Larscom Incorporated on November 18, 1999 regarding the launch of an aggressive expansion program and the expected impact of such program on future financial results, as well as the resignation of Donald Green from Larscom's Board of Directors. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

        99.1      Press Release dated November 18, 1999.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 23, 1999                  LARSCOM INCORPORATED



                                           By:  /s/ Robert Coackley
                                                -----------------------
                                                Robert Coackley
                                                Chief Executive Officer
                                                and President



                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                             DESCRIPTION

99.1            Press release dated November 18, 1999.